As filed with the Securities and Exchange Commission on June 5, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2008

Date of reporting period:  03/31/2008

Item 1. Report to Stockholders.

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2008

May 16, 2008

Dear Shareholders,

We are pleased to present the Semi-Annual report of Concorde Funds, Inc. for the six month period ending March 31, 2008.

Concorde Value Fund

Concorde Value Fund, managed by Concorde Investment Management, produced a total return of -11.13% during the first half of the fiscal year ending September 30, 2008. As seen below, all major indices and style groups with which the Fund is compared also had noticeably weak results.

	Six Months Ended	Annualized	Annualized	Annualized
	03/31/08	1 Year Ending	5 Years Ending	10 Years Ending
	(Unaudited)	03/31/2008	03/31/2008	03/31/2008
Concorde Value Fund	-11.13%	-7.03%	10.28%	3.63%
S&P 500	-12.46%	-5.08%	11.32%	3.50%
Russell 2000	-14.02%	-13.00%	14.90%	4.96%
Lipper Multi-Cap Value	-15.20%	-11.70%	12.04%	4.59%
Wilshire 4500	-12.92%	-8.53%	16.48%	5.56%
NASDAQ	-15.00%	-4.26%	11.54%	2.32%

Average annual total returns include reinvestment of dividends and capital gains.

The performance shown above represents past performance.  Past performance is not a guarantee of future results and current performance may be higher or lower than the performance shown above.  Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  To obtain data current to the most recent month-end, call 1-800-294-1699.

The U.S. equity market declined consistently for the six months beginning October 1, 2007, with particularly volatile downswings in November, January and March.  During the second half of March and April the markets have seen some modest recovery from this recent weakness.

With few exceptions, most of the broad sectors represented in the relatively concentrated portfolio holdings of the fund exhibited losses for the period.  The sectors with the largest negative impact were Capital Goods, Media, Financials, Insurance and Technology Hardware & Equipment, although most of these had been responsible for significant gains over the past several years.

Among the Capital Goods holdings, Terex, Illinois Tool Works and Textron had the largest dollar weighted losses as concerns over U.S. and global growth became significant.  Terex actually continued to report very strong sales and earnings gains as international business continues to be strong.  Illinois Tool Works has seen noticeable weakness in some domestic markets but was offset to some degree by international exposure.

CBS Corp., Comcast and Walt Disney Company all fell in the Media sector.  Of particular concern for CBS was potential advertising weakness, and Comcast and Walt Disney were impacted by worries about consumer spending.  Recent results for the latter companies have held up better than some expectations.

In the Financial area, Lehman Brothers Holdings and Bank New York Mellon were weak as fallout from the credit crunch has impacted essentially all types of financial institutions.  Lehman will certainly be impacted by slower distribution of debt products, increased regulation and greater capital requirements.  Bank New York Mellon may be effected by slower industry growth but should be a defensive holding considering the nature of their primarily servicing business model.  Delphi Financial Group, the Fund’s only Insurance holding, was weak with the overall market and as a result of some weakness in the results of the investment portfolios of its two primary insurance operating companies.  The core results of the two primary insurance operations continue to be excellent.

Agilent Technologies, Dell Inc., and EMC Corp. all contributed unrealized losses as concerns over corporate technology spending weighed heavily on shares in this sector.  We still believe these companies hold significant market positions and advantages and think they represent excellent value at current prices.

On the brighter side, shares held by the Fund in the Energy, Consumer Durables and Food, Beverage & Tobacco sectors contributed positive returns for the first half.  Both of the Fund’s Energy holdings, Devon Energy and Cimarex Energy, rose significantly as not only did commodity prices continue to rise, but both companies continued to report outstanding operating results and were able to present tangible evidence of strong future volume growth via existing prospects.  Hanesbrands, a relatively new holding, rose as prospects for growth with a lower cost structure began to be recognized by investors.  Altria Group, the only Food, Beverage & Tobacco holding (which has subsequently been sold) rose as the balance of the scheduled break-up into Kraft Foods and the domestic and international tobacco divisions was realized.

Looking forward, we believe the recent volatility and weakness has created opportunities to add to some existing portfolio holdings and to add new names such as Quest Diagnostics, Office Depot, United Parcel Service, Live Nation and First Industrial Realty Trust at very attractive prices.  Although we expect continued volatility for the near future, the potential for meaningful appreciation over the next several years appears high.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

You should consider the Fund’s investment objectives, risks, expenses and operating policies carefully before you invest.  The Fund’s prospectus, which can be obtained by calling 1-800-294-1699, contains this and other information about the Fund.  Read the prospectus carefully before you invest or send money.

Portfolio Holdings by Sector at March 31, 2008 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2008.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/07	Value – 3/31/08	Six Months Ended 3/31/08
Actual	$1,000.00	$ 888.70	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.23

*
Expenses are equal to the FUND’s annualized expense ratio of 1.632%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended March 31, 2008).

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
March 31, 2008 (Unaudited)

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 94.72%

CAPITAL GOODS
CAE, Inc. (b)	36,000	$407,160	2.46%
General Electric Co.	17,500	647,675	3.92
Illinois Tool Works, Inc.	10,000	482,300	2.92
Terex Corp. (a)	11,000	687,500	4.16
Textron, Inc.	12,400	687,208	4.15
		2,911,843	17.61
COMMERCIAL SERVICES & SUPPLIES
Waste Management, Inc.	15,000	503,400	3.04

CONSUMER DURABLES & APPAREL
Hanesbrands, Inc. (a)	19,000	554,800	3.35
Pulte Homes, Inc.	21,000	305,550	1.85
		860,350	5.20
DIVERSIFIED FINANCIALS
Bank of New York Mellon Corp.	12,787	533,602	3.23
CIT Group, Inc.	23,000	272,550	1.65
Lehman Brothers Holdings, Inc.	11,000	414,040	2.50
		1,220,192	7.38
ENERGY
Cimarex Energy Co.	9,000	492,660	2.98
Devon Energy Corp.	6,000	625,980	3.78
		1,118,640	6.76
HEALTH CARE EQUIPMENT & SERVICES
Quest Diagnostics	9,300	421,011	2.55

INSURANCE
Delphi Financial Group	14,000	409,220	2.47

MEDIA
CBS Corp. - Class B	20,000	441,600	2.67
Comcast Corp. - Special A (a)	24,000	455,280	2.75
Live Nation, Inc. (a)	35,000	424,550	2.57
The Walt Disney Co.	22,000	690,360	4.17
		2,011,790	12.16
PHARMACEUTICALS & BIOTECHNOLOGY
Johnson & Johnson	10,000	648,700	3.92

REAL ESTATE
First Industrial Realty Trust, Inc.	11,000	339,790	2.06

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
March 31, 2008 (Unaudited)

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS (continued)

RETAILING
Lowe’s Cos., Inc.	20,000	$458,800	2.77%
Office Depot, Inc. (a)	20,000	221,000	1.34
		679,800	4.11
SOFTWARE & SERVICES
Fiserv, Inc. (a)	9,500	456,855	2.76
Microsoft Corp.	20,000	567,600	3.43
Oracle Corp. (a)	27,500	537,900	3.25
		1,562,355	9.44
TECHNOLOGY HARDWARE & EQUIPMENT
Agilent Technologies, Inc. (a)	16,000	477,280	2.89
Dell, Inc. (a)	24,500	488,040	2.95
Diebold, Inc.	15,000	563,250	3.41
EMC Corp. (a)	32,500	466,050	2.82
		1,994,620	12.07
TRANSPORTATION
Macquarie Infrastructure Company, LLC	13,000	378,690	2.29
United Parcel Service, Inc.	8,300	606,066	3.66
		984,756	5.95
TOTAL COMMON STOCKS (Cost $12,407,423)		15,666,467	94.72

SHORT TERM INVESTMENTS - 5.78%

INVESTMENT COMPANIES
Federated Cash Trust Money Market, 0.31%	317,919	317,919	1.92

VARIABLE RATE DEMAND NOTES (C)
U.S. Bank, N.A., 2.404%	$400,000	400,000	2.42
Wisconsin Corporate Central Credit Union, 2.324%	238,630	238,630	1.44
		638,630	3.86
TOTAL SHORT TERM INVESTMENTS (Cost $956,549)		956,549	5.78
Total Investments (Cost $13,363,972) - 100.50%		16,623,016	100.50
Liabilities in Excess of Other Assets - (0.50)%		(82,372)	(0.50)
NET ASSETS		$16,540,644	100.00%

Notes:
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate change periodically on specified dates. The rates listed are as of March 31, 2008.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008 (Unaudited)

ASSETS
Investments in securities, at value (cost $13,363,972)	$16,623,016
Receivables
Dividends	24,730
Interest	2,955
Other assets	5,582
TOTAL ASSETS	16,656,283

LIABILITIES
Due to custodian	1,928
Payables
Securities purchased	63,180
Investment advisory fee payable	12,545
Accrued expenses	37,986
TOTAL LIABILITIES	115,639
NET ASSETS	$16,540,644

Composition of Net Assets:
Net capital paid in on shares of capital stock	$12,530,903
Accumulated net investment loss	(4,823)
Undistributed net realized gains	755,520
Net unrealized appreciation on investments	3,259,044
NET ASSETS	$16,540,644

Capital shares outstanding	1,125,089

Net asset value, offering price and redemption price per share	$14.70

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS
For the Six Month Period Ended March 31, 2008 (Unaudited)

Investment income
Dividends (net of foreign taxes withheld of $109)	$120,582
Interest	16,444
Total investment income	137,026

Expenses
Investment advisory fees (Note 4)	78,023
Administration fees	14,651
Fund accounting fees	11,772
Audit fees	9,174
Transfer agent fees	8,192
Printing, postage and delivery	6,017
Legal fees	5,999
Custodian fees	2,562
Directors fees	1,253
Federal and state registration fees	921
Other expenses	3,285
Total expenses	141,849
NET INVESTMENT LOSS	(4,823)

REALIZED GAIN AND UNREALIZED
APPRECIATION FROM INVESTMENTS
Net realized gain on investments in securities	784,596
Net change in unrealized appreciation on investments in securities	(2,830,125)
NET LOSS FROM INVESTMENTS	(2,045,529)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,050,352)

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2008	Year Ended
	(Unaudited)	Sept. 30, 2007
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,823)	$38,065
Net realized gain on investments	784,596	1,881,082
Net change in unrealized appreciation on investments	(2,830,125)	54,447
Net increase (decrease) in net assets resulting from operations	(2,050,352)	1,973,594

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(142,986)
Net realized gains on investments	(1,790,056)	(1,352,929)
Total distributions to shareholders	(1,790,056)	(1,495,915)

CAPITAL SHARE TRANSACTIONS — NET	1,409,316	608,151
Total increase (decrease) in net assets	(2,431,092)	1,085,830

NET ASSETS
Beginning of period	18,971,736	17,885,906
End of period (including accumulated net investment
income (loss) of ($4,823) and $0, respectively)	$16,540,644	$18,971,736

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,	Year ended September 30,
	2008(2)
	(Unaudited)	2007	2006	2005	2004	2003
PER SHARE DATA(1):
Net asset value, beginning of year	$18.39	$17.94	$17.06	$15.66	$14.07	$12.79

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.09	(0.11)	(0.12)	(0.08)
Net realized and unrealized
gain (loss) on investments	(1.90)	1.93	1.71	2.34	1.94	1.69
Total income (loss) from
investment operations	(1.91)	1.97	1.80	2.23	1.82	1.61

Less distributions:
Distributions from
net investment income	—	(0.15)	—	—	—	(0.04)
Distributions from net realized gains	(1.78)	(1.37)	(0.92)	(0.83)	(0.23)	(0.29)
Total from distributions	(1.78)	(1.52)	(0.92)	(0.83)	(0.23)	(0.33)
Net asset value, end of year	$14.70	$18.39	$17.94	$17.06	$15.66	$14.07

TOTAL RETURN	(11.13%)	11.24%	11.00%	14.50%	13.01%	12.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$16,541	$18,972	$17,886	$16,622	$14,778	$13,021
Ratio of expenses to average net assets	1.63%	1.60%	1.61%	2.12%	2.08%	1.98%
Ratio of net investment income (loss)
to average net assets	0.00%	0.20%	0.54%	(0.69%)	(0.76%)	(0.57%)
Portfolio turnover rate	17.65%	28.56%	31.27%	21.97%	34.82%	19.83%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Other than the ratios of expenses and net investment (loss) to average net assets, financial highlights have not been annualized.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 — Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES

Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2007, the Fund’s most recent fiscal year end, the Fund increased accumulated net investment income by $15,374 and decreased undistributed net realized gains by $15,374.  These reclassifications have no effect on net assets or net asset value per share.  Temporary differences are primarily the result of the straddle loss deferrals for tax reporting purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions are recorded on the ex-date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net assets values per share of the Fund.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

Effective March 30, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and state of Texas.  As of March 30, 2008, open Federal and Texas tax years include the tax years ended September 30, 2004 through 2006.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note 2 — Capital Share Transactions

As of March 31, 2008, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of March 31, 2008, capital paid-in aggregated $12,530,903.

Transactions in shares of capital stock for the six months ended March 31, 2008 and year ended September 30, 2007 were as follows:

	Six Months Ended
	March 31, 2008		Year Ended
	(Unaudited)		September 30, 2007
	Shares	Amount	Shares	Amount
Shares sold	24,457	$357,000	22,605	$416,631
Shares issued in reinvestment of dividends	112,300	1,790,056	83,852	1,495,915
	136,757	2,147,056	106,457	1,912,546
Shares redeemed	(43,401)	(737,740)	(71,844)	(1,304,395)
Net increase	93,356	$1,409,316	34,613	$608,151

Note 3 — Investment Transactions

Cost of purchases and proceeds from sales of investment securities aggregated $3,068,278 and $2,934,566, respectively, for common stock, and cost of purchases and proceeds from sales of short-term securities and U.S. government obligations aggregated $3,103,813 and $3,552,928, respectively, for the six months ended March 31, 2008. There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation or depreciation of the Fund’s investments as of September 30, 2007. As of March 31, 2008 and September 30, 2007, respectively, the aggregate unrealized appreciation and depreciation of investment securities was as follows:

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 3 — Investment Transactions (continued)

	March 31, 2008
	(Unaudited)	September 30, 2007
Unrealized appreciation	$3,834,500	$6,261,386
Unrealized depreciation	(575,456)	(172,217)
Net unrealized appreciation	$3,259,044	$6,089,169

Note 4 — Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.9% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $78,023 for the six months ended March 31, 2008, of which $12,545 was payable at March 31, 2008.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

Note 5 — Federal Tax Information

At September 30, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$12,898,962
Gross tax unrealized appreciation	$6,261,386
Gross tax unrealized depreciation	(172,217)
Net tax unrealized appreciation (depreciation)	$6,089,169
Undistributed ordinary income	$—
Undistributed long-term capital gain	1,790,054
Total distributable earnings	$1,790,054
Other accumulated gains (losses)	$(29,074)
Total accumulated earnings (losses)	$7,850,149

There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation of the Fund’s investments as of September 30, 2007.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 5 — Federal Tax Information (continued)

The tax character of distributions paid during the six months ended March 31, 2008 and year ended September 30, 2007 was as follows:

	March 31, 2008
	(Unaudited)	September 30, 2007
Distributions paid from:
Long-term capital gain	$1,790,056	$1,352,132
Ordinary Income	—	143,783

Note 6 — Federal Tax Distribution Information

The Fund has designated 100% of the dividends declared from net investment income during the year ended September 30, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2007, 100% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

At its meeting held on November 14, 2007, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”) including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) considered and then voted to re-approve the current investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) and the Company, on behalf of the Concorde Value Fund (the “Fund”).  In connection with its re-approval of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor.  The Board considered the following factors:

The Advisor:

1)	Provides daily investment management for the Concorde Value Fund.

2)	Retains the services of the Fund’s Chief Compliance Officer and will make all reasonable efforts to insure that the Fund is in compliance with the securities laws.

3)
Provide responsive customer and shareholder servicing which consists of responding to shareholder inquiries received, including specific mutual fund account information, in addition to calls directed to the transfer agent call center.

4)	Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

5)	Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund, articulately on a risk-adjusted basis, warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Concorde Financial Corporation, has not yet grown in size, nor has the marketplace demonstrated significant rapid potential growth to any extent, that would warrant the imposition of breakpoints.

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds.  The Board used data from Lipper, as presented in the charts in the Board Materials, showing funds classified by Lipper as Multi-Cap Value Funds, similar in nature to the Concorde Value Fund.  The Board determined that the total expense ratio of the Fund falls within the range of the ratios of other funds in the Multi-Cap Value classification.  The Board also referenced Concorde Financial

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

Corporation’s Form ADV and a copy of the current Investment Advisory Agreement.  They also referenced a Concorde Investment Management Fee and Service Agreement to compare fees charged by the Advisor to their other clients versus what they charge the Fund.  After further discussion and upon a motion duly made and seconded, the Directors, including a majority of Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporation unanimously approved the Continuation of Investment Advisory Agreement.

ADDITIONAL INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2007 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

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INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)

(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title) /s/Gary B. Wood
                                           Gary B. Wood, President

Date   06/04/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Gary B. Wood
                                           Gary B. Wood, Principal Executive Officer

Date   06/04/2008

By (Signature and Title) /s/Gary B. Wood
                                           Gary B. Wood, Principal Financial Officer

Date  06/04/2008